UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 8, 2012

(Date of Earliest Event Reported)

BEESFREE, INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-53212 (Commission File Number)	92-0189305 (I.R.S. Employer Identification No.)

2101 Vista Parkway, Suite 122

West Palm Beach, Florida 33411

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 939-4860

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On June 8, 2012, the Company’s wholly-owned subsidiary, BeesFree, Inc., a Delaware corporation, filed an amendment to its Certificate of Incorporation, changing its name from “BeesFree, Inc.” to “BeesFree USA, Inc.,” effective on June 8, 2012.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEESFREE, INC.

By:	/s/ MARIO SFORZA
Mario Sforza
President and Chief Executive Officer

Dated: June 13, 2012

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